UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 20, 2011


                           GULFSTAR ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


              Colorado                                 333-151398                               02-0511381
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                  600 17th Street, Suite 2800, Denver, CO 80202
                  ---------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 260-6492
                                 --------------
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


Resignation of Chief Executive Officer and Director

Effective December 20, 2011, Mr. Robert McCann, the Chief Executive Officer of GulfStar Energy Corporation ("the Company") was terminated from such position by a majority vote of the Company's Board of Directors.

Appointment of Chief Executive Officer

Effective December 20, 2011, Mr. Donald L. Walford was appointed the acting Chief Executive Officer of the Company by the Board of Directors.

Mr. Walford, age 65, has served as a Vice President of the Company since January of 2011. Mr. Walford has served as a Director and Broker from 1990 to date of Colorado Landmark Reality. He has served as the Chairman and Vice President of Eveia Medical from 2007 through 2010. In addition, he has served as the Managing Director of Institutional Sales, from January 2011 to date of Safe Harbor Equity Advisors.

Mr. Walford has been licensed as a principal, NASD Series 7, commodities broker and all other principal securities licenses including an Allied Member of the New York Stock Exchange, from 1967 through 1992.

Mr. Walford career has included consulting work for the Securities and Exchange Commission, the United States Attorney and with three Federal Court jurisdictions as an expert in securities matters. Mr. Walford has had a diverse experience in corporate operations in industries such as agri-business, medical equipment, electronics, engineering, consumer manufacturing, construction and development, and oil and gas.

Mr. Walford received his B.A. Liberal Arts with a concentration in Fine Arts in 1967 from Harpur College, State University of New York (kna Binghamton University.)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                           GULFSTAR ENERGY CORPORATION




                                By:/s/Donald Wafford
                                   -----------------
                                 Donald Wafford, Actin Chief Financial Officer

Date: December 22, 2011